 Telos provides advanced technology solutions that empower and protect the worlds most security-conscious enterprises.  2  Telos is a start-over vs. a startup. In 1994, began selling off prior businesses to organically re-build as an internet security company with no permanent capitalIn 2011, published a visionary article extolling the security of the cloudIn 2012, sequestration caused us to shift to expand beyond the US government to commercialToday, we deliver security solutions in the areas of cybersecurity, cloud security and enterprise securityDeveloped thousands of work-years of technology and automation to keep our customers more secure.Using the security solutions model, we deliver the end result for our customers for a firm fixed price over 80% of the time

   Representative list of Telos Customers  Recipient, James S. Cogswell Award for Outstanding Industrial Security Achievement  3

Examples of how Telos Security Solutions are used by our Customers

Conducted assessments for and defend the most attacked networks in the world

Xacta® continuous security risk management and compliance automation solution is the database of record for the U.S. Intelligence Community and deployed throughout the US Government

Integrator of record for the largest identity application in the U.S. federal government

Xacta selected by Amazon Web Services (AWS) and Microsoft Azure for cloud compliance solutions

Selected to manage PreCheck enrollment

Deployed our trusted identity vetting application at approximately 100 airports and airlines across the U.S.

Authorized as an FBI Channeler to do real-time fingerprint submissions enabling Trusted Identity as a Service

Telos Automated Message Handling System (AMHS) solution handles all the official message traffic for our customers, military, intelligence and diplomatic missions globally

Telos Ghost provides obfuscation and misattribution capabilities that enable intelligence analysts to track and target adversaries online without being seen

4

 Telos: Security solutions that meet the needs of today’s organizations.   Cybersecurity  Cloud Security  Enterprise Security  5

Security Solutions

Cybersecurity

Security Solutions that eliminate attack surfaces and continuously assure the security posture of your organization

- Xacta: cyber risk management and compliance solutions
- Telos Ghost: Secure anonymous web and network access solutions
- Global enterprise security solution deployments

Cloud Security

Security Solutions for moving systems and applications to the cloud and keeping them secure and compliant in the cloud

- Cloud compliance solutions
- Continuous cloud risk management and security validation
- Assessment, design, and migration solutions to move to the cloud

Enterprise Security

Security Solutions and Secure Networks capabilities that support the tactical and strategic goals of today's enterprises

- Identity management
- Organizational messaging
- Secure mobility solutions
- Network management and defense

6

         Cyber risk management, continuous assessment, and ongoing authorization.  7  Enterprise risk management and data visualization at scale to help you understand and reduce cyber risk across your organization.   NIST RMF   NIST CSF   RMF for DOD IT   CNSS 1253   FedRAMP  NIST SP 800-171   NIST SP 800-53  ISO 27001/27002   HIPAA   PCI-DSS   Security SolutionsCybersecurity and Cloud Security  On premises, hybrid and in multiple clouds

 8  Xacta is the leading commercial risk management platform across the US government Growth in commercial enterprises across the globeDeep integrations and partnerships with both Amazon Web Services (AWS) and Microsoft Azure  Security Solutions: Cybersecurity and Cloud Security  Xacta  C2S sponsor asked Telos to automate the security compliance of their instance of the AWS cloud in the same way that we have done on premises Xacta implemented in Commercial Cloud Services (C2S) and Secret Commercial Cloud Services (SC2S)Dramatically reduced time to receive the permission to operate in the cloud from 2.5 years to 60 daysNew services have been as fast as 7 days

     “With Xacta 360’s inheritance and provider project features and capabilities, AWS expects a dramatic increase in efficiencies and effectiveness in completing ATOs, in some cases up to 90% faster.”Rick Trinidad, World Wide Public Sector, AWS   “Xacta 360 is the solution behind the AWS security assurance team’s compliance support of C2S, reducing our manual effort and ATO times. The automated control update feature in some cases has eliminated four to six weeks of manual effort – per project – each time compliance regulations change.”Carl J. “CJ” Moses, Deputy CISO, AWS  C2S: A Study in Cloud Security Success  9

Xacta: Current and Future Market Opportunities

Current markets:

- U.S. Intelligence Community
- U.S. DOD
- U.S. federal civilian
- State and local government
- Defense industrial base
- Banking, financial services and insurance (BFSI)
- Cloud providers
- Large SaaS providers for various industries and applications

Expansion into new markets:

- Critical Infrastructure
- Universities
- International Governments
- Healthcare
- Retail

10

   Next-generation cybersecurity for the globally connected enterprise.  11  Reduce your attack surface, hide your digital exhaust, and disguise your digital identity with obfuscation, encryption, and managed attribution. You can’t exploit what you can’t see.  Security SolutionsCybersecurity and Cloud Security

 Telos Ghost Capabilities  12  Cloaked Services: Encrypted communications, storage and applicationsPrivate Network Access: Secure, private network in the cloudPrivate Web Access: Anonymous worldwide internet access  Security Solutions: Cybersecurity and Cloud Security

 Telos Ghost Customer Use Cases  13  Threat and competitive analysisSharing sensitive InformationProtecting from unauthorized internal and external useSecure remote office and mobile work interactionsConceals who you are on the internet  Security Solutions: Cybersecurity and Cloud Security

How Customers Are Using Telos Ghost

- Non-attributable Open Source Intelligence Research
- Worldwide Private Document Transfer
- Worldwide Private Mobile Communications
- Cyber Protection and Cyber Incident Response
- Red Team/Penetration Testing
- Cyber Threat Intelligence
- Supply Chain Risk Analysis

Customer	Use/Application of Capability
Commercial	Worldwide Investigative and Recovery Services
Commercial	Supply Chain vulnerability assessment
Commercial	Web-based Defensive Cyber Operation
DoD	DoD Cyber Protection Team - Network Protection and Cyber Incident Response
DoD	Red Team/Penetration Testing - Readiness and Security Inspection Team
Special Customer	Opensource cyber threat intelligence analysis
Intelligence	Web-based Cyber Operations & Research
Intelligence	Worldwide communications and secure file transfer

14

Telos Ghost: Current and Future Market Opportunities

Current markets/Use Cases
- DoD
- Intelligence Community
- Supply chain security
- Cyber threat intelligence
- Red teaming
- Investigation and recovery services

Expansion into new markets
- Law enforcement
- Homeland security/ first response
- Financial services
- Healthcare
- Industrial control systems/IoT
- Energy

15

Security Solutions: Enterprise Security

Identity

DMDC
Military ID

- Integrator of record for largest identity application in the US Government – Military ID (CAC)
- Biometric and Biographic capture and enrollment
- Smart cards
- Two decades of experience and support

FBI
Fingerprint Capture

- SaaS biometric web capture
- Pre-employment screening
- Identity Vetting
- Enrollment and fingerprint capture
- One of only a few companies authorized by the FBI to offer this service

TSA – Airports
Employee Vetting

- Continuous monitoring of airport employees – Security Threat Assessment
- Fingerprint capture and FBI records check
- 100+ significant airports, airlines, general aviation customers to date
- 1 of 3 authorized by TSA to offer this service

PreCheck and Large Health Services Provider

- PreCheck Enrollment Provider – 2M new members per year
- Provider Enrollment contract holder – Background checks for 1.6M healthcare providers each year

Telos ID Advantage
Trusted Marketplace

- Enrollment Services
- Vetting on Demand
- Insider Threat Solutions
- Digital Identity Wallet
- Mobile Identity Solutions
- Cloud-based Identity Solutions
- Access & Authentication
- Identity Infrastructure Support
- Identity Network Security and Operations

16

Digital Identity Market Potential

The global digital identity solutions market size is projected to grow from USD 13.7 billion in 2019 to USD 30.5 billion by 2024, at a Compound Annual Growth Rate (CAGR) of 17.3% from 2019 to 2024.

- Digital identity addressable market areas
  - *Software – Enterprise and mobile-based* software tools used to administer identity verification and validation.
  - *Services – Professional* consulting and implementation services necessary for establishing and implementing identity solutions within enterprises.

- Addressable market verticals
  - Retail
  - Finance
  - Health
  - Transportation
  - Law Enforcement
  - Homeland Security & Defense

Attractive Opportunities in the Digital Identity Solutions Market



CAGR
17.3%
USD 13.7 Billion
USD 30.5 Billion
2019
2024
• The digital identity solutions market is expected to grow from USD 13.7 billion in 2019 to USD 30.5 billion in 2024, at a CAGR of 17.3% during the forecast period.
• Factors, such as the increasing number of identity and authentication frauds and growing focus on enhanced end-to-end customer experiences contribute to the growth of the digital identity solutions market.

e: estimated; p: projected
Source: Secondary Research, Expert Interviews, and MarketsandMarkets Analysis

17

Biometrics Market Potential

Biometrics compliance market growth: CAGR of 26% from 2019-2023; $907M in 2018 to $3.1B in 2023 (for GDPR alone)

- Biometric addressable market areas
  - *Software – Enterprise and mobile-based* software tools used to administer compliance with GDPR and BIPA laws.
  - *Services – Professional* consulting and implementation services necessary for establishing and implementing compliance solutions within enterprises.

- Addressable market verticals
  - Retail
  - Finance
  - Health
  - Transportation
  - Law Enforcement
  - Homeland Security & Defense



USD 3,177.6 Million
CAGR ~ 26%
Market Size (USD Million)
2016
2017
2018
2019
2020
2021
2022
2023

Telos
18

 Automated Message Handling System (AMHS)  The gold standard for secure messaging across the US GovernmentOperationalizes non-repudiation, so messages are legally bindingCertified to handle TS/SCI message trafficWorks on premise and in the cloud in both unclassified and classified environments  Security Solutions: Enterprise Security  19

 AMHS: Current and Future Market Opportunities  20  Current markets:U.S. Department of DefenseU.S. Intelligence CommunityU.S. Federal CivilianDefense Partnerships  Expansion into new markets:International governments and agencies across the globe

 Secure Mobility andNetwork Management and Defense  Designed and delivered the largest deployment of secure mobile networks to the US Department of DefenseDeployments in the most difficult environments, enabling our customers to connect to any information source, from anywhere, at any classification level, over any wireless medium, using any deviceProvide managed solutions for operating and defending complex enterprise networksDefend networks across the commercial and federal space Create offensive capabilities for appropriate customer set in the US government  Secure Networks  21

Secure Mobility

Solutions for business and government that let you work without concern across and beyond the enterprise.

- **Productivity**— mobile and remote workers have access to enterprise data and applications for faster, better-informed decisions
- **Coverage**— seamless roaming between Wi-Fi and cellular; any medium, any device, anywhere
- **Cost savings**— consolidate multiple capabilities into a single integrated enterprise mobility management solution
- **Efficiency**— simplify the process of updating devices with the most recent version of apps and content
- **Security**— centrally managed security policy ensures that people and information are protected wherever they are

22

23  Network Management and Defense  Network management services and solutions for operating, administrating, and defending complex enterprise networks and defensive cyber operationsNetwork operations — situational awareness of your networks, including users, systems, and security postureNetwork maintenance — preventive maintenance, troubleshooting, and repairsDefensive cyber operations — real-time threat monitoring, analysis, and remediation to ensure continuity of operations   23

 24  This presentation contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements. These factors include, without limitation, those set forth in the risk factors section included in the Company’s Form 10-K for the year ended December 31, 2019, as filed with the SEC. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. This presentation has been prepared solely for information purposes. This presentation is not an offer to sell or a solicitation of an offer to buy securities and is not a solicitation of a proxy, consent, or authorization.